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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the reference to our firm under the captions "Selected Consolidated Historical Financial Data of Amdocs" and "Experts" and to the use of our report dated November 8, 1998, in the Registration Statement (Form F-1
No. 333-               ) and related Prospectus of Amdocs Limited for the
registration of 14,414,372 shares of its ordinary shares.

                                          /s/ ERNST & YOUNG LLP

St. Louis, Missouri
March   , 1999